Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2013
Property And Equipment Tables
Schedule of property and equipment
A summary of property and equipment is as follows:

	December 31
	2013	2012

Land	$1,071	$1,112
Land improvements	182	184
Buildings	6,237	6,249
Equipment	3,523	3,682

Total property and equipment	11,013	11,227

Accumulated depreciation	5,810	5,833

Net property and equipment	$5,203	$5,394